UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 01682 )

Exact name of registrant as specified in charter: Putnam Voyager Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2006

Date of reporting period: August 1, 2005—January 31, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

# Putnam Voyager Fund

1|31|06

*Semiannual Report*

PUTNAM INVESTMENTS

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam Voyager Fund

1| 31| 06 Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	12
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	29
Financial statements	30
Brokerage commissions	55

Cover photograph: Vineyard, Napa County, California © Charles O’Rear

Message from the Trustees

Dear Fellow Shareholder

The performance of U.S. financial markets in the early weeks of 2006 suggests that investors remain generally optimistic this year. Stocks have advanced briskly while bonds have remained subdued. We consider these results typical of an expanding economy capable of generating both profits and inflation. As is often the case, the fundamental data painted a more conflicted picture than the market’s movements. In the final months of 2005, the economic growth rate slipped to a low level of 1.1%, according to initial estimates. Nevertheless, labor market conditions have strengthened, and energy prices, though elevated, did not spike in the winter months, thanks in part to mild winter weather in many regions of the country. Inflationary pressures remain contained, to borrow the terminology of the U.S. Federal Reserve Board (the Fed). At its January 31 meeting, marking the end of former Chairman Alan Greenspan’s 18 years of service, the Fed again raised interest rates, but hinted that the end of this tightening cycle might not be far away. Whatever the course the economy and monetary policy take in coming months, in our view it is fortunate that the new Fed Chairman, Ben Bernanke, like his predecessor, regards the Fed’s role in pursuing both price stability and economic growth as essential to encouraging investment.

Although there is no guarantee a fund will achieve its objectives, we believe that the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors. We want you to know that Putnam Investments, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on delivering consistent, dependable, superior investment performance over time.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. We thank you for your support of the Putnam funds.

Putnam Voyager Fund: seeking growth for investors for over 35 years

In 1969, when Putnam Voyager Fund made its debut, Richard M. Nixon became the 37th U.S. President and Americans landed on the moon for the first time. For the U.S. financial markets, it was the eve of a sluggish decade in which the Dow Jones Industrial Average would gain only 4.8% . Despite Vietnam War tensions and worries over inflation and recession, the fund’s first management team was ready to tap into the long-term growth potential of American businesses.

“The basic qualities underlying the dynamism of our economy are not at issue here,” said the first report to shareholders in 1969. “The future has never been brighter.”  The report also discussed the risk of “underestimating the potential growth of companies with strong fundamental trends.”

In the 35 years since its first report was published, the fund has witnessed many more difficult markets, as well as unprecedented stock market growth and extraordinary innovation. One emerging growth trend was noted in the fund’s 1988 annual report: “Several years from now, when you’re leaving home … you may find yourself tossing something new into your tote bag or briefcase — your phone. That’s right: the era of truly portable telephones is dawning.”

In 1969, the year Putnam Voyager Fund was introduced, the Dow Jones Industrial Average closed at just over 800. At the close of the fund's most recent fiscal year, the Dow topped 10,500.

Today, the fund continues to look for promising growth trends as well as companies across a wide range of sectors that we believe have the potential to grow their revenues and earnings faster than the broad market. While much has changed since the fund's management team wrestled with the challenges of the 1970s, some things have not — including the team's commitment to prudently manage the money that investors entrust to Putnam.

$532,470
11.42%
annualized return at POP
$100,000
$10,000
1989
Fall of the Berlin Wall
1992
Unemployment hits 9-year high
1995
Dow Jones breaks 5000
2001
Terrorists attack New York and Washington, DC
2005
Low interest rates spark record home buying

**ANNUALIZED TOTAL RETURN PERFORMANCE**

| Class A shares | POP |
|---|---|
| Life of fund (inception 4/1/69) | 11.42% |
| 10 years | 5.48 |
| 5 years | -5.74 |
| 3 years | 9.33 |
| 1 year | -0.04 |

*Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A shares reflect a sales charge of 5.25%. Returns for other classes of shares may vary. A short-term trading fee of up to 2% may apply. The period illustrated is longer than the investment horizon of many investors.*

5

Putnam Voyager Fund seeks capital appreciation by investing mainly in stocks of U.S. companies believed by Putnam Management to offer above-average growth potential. The fund invests mainly in a diversified portfolio of large and midsize companies across a range of industries, although the fund may invest in companies of any size. The fund targets companies with sales and profits that Putnam believes are likely to grow faster than the overall economy. The fund may be appropriate for investors seeking growth of capital and broad exposure to growth-oriented companies.

Highlights

* During the first six months of the fund’s 2006 fiscal year, which ended January 31, 2006,
Putnam Voyager Fund’s class A shares gained 3.47% without sales charges.

* The fund’s benchmark, the Russell 1000 Growth Index, returned 3.91% during the same period.

* The fund’s peer group, the Lipper Large-Cap Growth Funds category, had an average return of 6.41% during the period.

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.

Performance

Total return for class A shares for periods ended 1/31/06

Since the fund’s inception (4/1/69), average annual return is 11.60% at NAV and 11.44% at POP.

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	6.08%	5.52%	80.51%	71.06%

5 years	–4.60	–5.62	–20.96	–25.11

3 years	12.59	10.58	42.72	35.22

1 year	10.83	5.00	10.83	5.00

6 months	—	—	3.47	–1.96

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. A short-term trading fee of up to 2% may apply.

Report from the fund managers

The period in review

Putnam Voyager Fund’s semiannual period was marked by memorable events, including a particularly damaging hurricane season. U.S. economic growth decelerated, as the combined effect of rising energy prices and higher interest rates sapped consumer spending power. Fortunately for investors, corporate profit levels continued to be impressive, enabling your fund to deliver a moderate return, although the large-capitalization growth stocks that the management team targets were not among the market leaders for the period. The fund’s results at net asset value (NAV, or without sales charges) were slightly behind those of its benchmark, the Russell 1000 Growth Index. Strong contributions from holdings within the health care and capital goods sectors were more than offset by weakness from positions in the financial and technology sectors. The fund also trailed the average return of funds in its Lipper group, as the comparatively strong results of the energy sector helped other funds with heavier allocations to that sector. We chose to maintain the portfolio’s diversification and its emphasis on stocks with greater long-term earnings growth potential.

Market overview

For the six months ended January 31, 2006, U.S. stock markets advanced, albeit moderately. During the period, the economy and investor sentiment experienced several ups and downs. Oil prices had a powerful impact on stock market volatility. Energy supplies remained constrained because of the devastation to oil refineries on the U.S. Gulf Coast caused by hurricanes Katrina and Rita. Consumer spending, which accounts for two-thirds of the U.S. economy, according to the U.S. Bureau of Economic Analysis, was dampened by rising prices for major household budget items, such as gasoline, heating oil, and natural gas, as well as payments for adjustable-rate mortgages. With energy prices elevated, stocks from the energy sector posted the biggest gains for the period, followed by basic materials and finan-cial stocks. Both the consumer staples and the consumer cyclical sectors lagged the broad market.

7

In addition to these problems, the economy also exhibited some positive trends. Job creation improved and corporate profits were generally solid. Inflation remained contained, spurring investors’ optimism that the Federal Reserve Board might be nearing the end of its interest-rate hikes. As 2006 began, news that fourth-quarter GDP had slowed to an annual rate of 1.1% caused even greater optimism, with investors anticipating that the Fed might take its foot off the brakes under Ben Bernanke, who became Chairman on February 1.

Strategy overview

We build your fund’s portfolio by purchasing stocks of companies that, in our view, can consistently grow their revenues, earnings, and cash flow faster than others in their markets. We look for companies where we believe the market has underestimated growth rates or the sustainability of growth. At each step of our process, we combine quantitative and fundamental research. Our quantitative models examine historical data to assess the strength, quality, and sustainability of earnings growth in the companies we follow and to determine the relative attractiveness of company valuations. Our fundamental analysts study industries and businesses, looking toward the future to forecast the potential growth of cash flows for each company. With these forecasts we produce a range of possible outcomes for each company in the universe.

Market sector performance
These indexes provide an overview of performance in different market sectors for the six months ended 1/31/06.

Equities
Russell 1000 Growth Index (large-company growth stocks)	3.91%

MSCI EAFE Index (international stocks)	18.31%

Russell 2000 Index (small-company stocks)	8.50%

S&P 500 Index (broad stock market)	4.68%

Bonds
Lehman Aggregate Bond Index (broad bond market)	0.84%

Lehman Government Bond Index (U.S. Treasury and agency securities)	0.77%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	1.83%

During the semiannual period, the fund was well diversified across a number of different sectors. The portfolio had modest overweight positions (relative to the fund’s benchmark, the Russell 1000 Growth Index) in traditional growth sectors of the stock market such as technology and health care, as well as in the financial and energy sectors, which may have relatively fewer companies, each with what we believe to be strong long-term growth potential. In the financial sector, our research identified several stocks with business models that we believe may deliver strong earnings growth for a sustained period; we believe they are less influenced by the interest-rate-cycle, which was a challenge for many financial companies in the period.

Your fund’s holdings

While the health-care sector was relatively weak during the period, and the fund had an overweight position in it, our stock selection decisions proved effective. In particular, our holdings in health-care services companies strengthened significantly. Express Scripts, the third-largest U.S. manager of drug benefits, climbed sharply after the company reported a 64% increase in quarterly earnings. UnitedHealth Group, the second-largest U.S. health insurer, advanced thanks to both strong results during the period and management’s expectations of continued strength. Shares of Teva Pharmaceuticals, the world’s largest manufacturer of generic drugs, appreciated following the news that the company had won the exclusive right to sell a generic version of Bristol-Myers Squibb’s cholesterol drug, Pravachol, whose patent expires in April.

Our positions within the technology sector detracted most from relative performance. Computer-maker Dell had disappointing earnings results in two consecutive quarters. Although the stock declined, we continued to hold it and added to the position because we have confidence that the company’s business model remains intact and its competitive positioning is not permanently impaired. In addition, the company continues to generate significant amounts of cash flow. McAfee, the security software maker, slumped late in the period when the company announced weaker-than-expected quarterly results. Fortunately, our notable overweight positions in Apple Computer contributed positively to results. Apple’s shares continued their climb after the company introduced the iPod Nano and a mobile phone developed in partnership with Motorola.

The portfolio had an overweight position in the financial sector. In this case, the weighting proved helpful because the sector strengthened; however, some of our stock selections did not fare well. For example, Countrywide Financial’s stock declined because of investor concerns over the impact of rising interest rates. We have maintained the fund’s positions, since we believe that the conditions affecting the stock are temporary and that the company continues to gain market share as the country’s largest independent mortgage originator.

Top holdings

This table shows the fund's top holdings, and the percentage of the fund's net assets that each comprised, as of 1/31/06. The fund's holdings will change over time.

Holding (percent of fund's net assets)	Industry

Johnson & Johnson (3.6%)	Pharmaceuticals

Cisco Systems, Inc. (2.8%)	Communications equipment

Dell, Inc. (2.7%)	Computers

American International Group, Inc. (2.4%)	Insurance

Home Depot, Inc. (The) (2.3%)	Retail

UnitedHealth Group, Inc. (2.3%)	Health-care services

eBay, Inc. (2.2%)	Commercial and consumer services

Apple Computer, Inc. (2.2%)	Computers

Staples, Inc. (2.2%)	Retail

Amgen, Inc. (2.2%)	Biotechnology

Within the capital goods sector, our selections in machinery manufacturers performed well. Caterpillar, which had been dormant for most of the period, rose dramatically in January after the company reported that fourth-quarter profits rose more than 50% amid continued strong global demand for construction equipment. Parker Hannifin also surged in January, following the company’s report of a spike in orders.

Although we had a small underweight to the energy sector, the market’s strongest sector during the fund’s semi-annual period, several holdings from that sector were among the fund’s top contributors to performance. Valero Energy, a refining and exploration company, benefited from high oil prices and improved profit margins. Marathon Oil was also among the fund’s top performers.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

As we begin the second half of your fund’s 2006 fiscal year, we believe that the economy appears to be on solid footing, strong enough to support profit growth without sparking infla-tion. Although the initial reading of fourth-quarter gross domestic product was surprisingly low at 1.1%, economic growth is generally considered to be stronger than this number indicates. The unemployment rate fell in January to 4.7%, and other indicators show an improving labor market. Data on consumer prices shows little evidence of higher energy inflation seeping into the rest of the economy.

While continuing to select stocks based on the fund’s disciplined research process, we are attempting to position the portfolio to benefit from the continuing economic expansion. At this point, the portfolio is most overweight, relative to the benchmark, in the financial sector, where we are emphasizing consumer finance and insurance stocks, and have added to positions in the banking industry. The consumer cyclicals sector is also overweighted and we favor retailers, as well as lodging and tourism companies. In addition, the portfolio continues to emphasize the health-care sector, featuring service companies, biotechnology stocks, and the medical technology industry. The technology sector is also favored with a focus on computer and Internet services companies. We find few compelling growth opportunities within conglomerates. We will continue to construct the portfolio with careful attention to overall risk as well as potential returns.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

Your fund’s performance

This section shows your fund’s performance during the first half of its fiscal year, which ended January 31, 2006. In accordance with regulatory requirements for mutual funds, we also include performance for the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance
Total return for periods ended 1/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(4/1/69)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	11.60%	11.44%	10.59%	10.59%	10.76%	10.76%	10.88%	10.79%	11.32%	11.69%

10 years	80.51	71.06	67.29	67.29	67.55	67.55	71.63	66.11	76.12	85.04
Annual average	6.08	5.52	5.28	5.28	5.30	5.30	5.55	5.21	5.82	6.35

5 years	–20.96	–25.11	–23.90	–25.36	–23.92	–23.92	–22.95	–25.47	–21.94	–19.98
Annual average	–4.60	–5.62	–5.32	–5.68	–5.32	–5.32	–5.08	–5.71	–4.83	–4.36

3 years	42.72	35.22	39.46	36.46	39.49	39.49	40.56	35.96	41.68	43.67
Annual average	12.59	10.58	11.72	10.92	11.73	11.73	12.02	10.78	12.31	12.84

1 year	10.83	5.00	9.99	4.99	9.94	8.94	10.26	6.66	10.50	11.08

6 months	3.47	–1.96	3.08	–1.92	3.04	2.04	3.15	–0.19	3.31	3.56

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Comparative index returns For periods ended 1/31/06

	Russell 1000	S&P 500	Lipper Large-Cap Growth
	Growth Index	Index	Funds category average†

Annual average
(life of fund)	—*	—*	9.29%

10 years	88.84%	136.62%	96.52
Annual average	6.56	8.99	6.81

5 years	–20.70	1.86	–16.99
Annual average	–4.53	0.37	–3.86

3 years	51.41	57.79	51.89
Annual average	14.83	16.42	14.88

1 year	10.81	10.38	13.13

6 months	3.91	4.68	6.41

Index and Lipper results should be compared to fund performance at net asset value.

* The inception date of the Russell 1000 Growth Index was 12/31/78, and the inception date of the S&P 500 Index was 12/31/69.
Both dates were after the fund’s inception.

† Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 1/31/06, there were 721, 687, 599, 475, and 165 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/06

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	—	1		1	1

Income	$0.125		—	—	$0.028		$0.105	$0.172

Capital gains	—		—	—	—		—	—

Total	$0.125		—	—	$0.028		$0.105	$0.172

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
7/31/05	$17.16	$18.11	$14.95	$16.42	$16.12	$16.66	$17.06	$17.73

1/31/06	17.63	18.61	15.41	16.92	16.60	17.16	17.52	18.19

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

Fund performance for most recent calendar quarter
Total return for periods ended 12/31/05

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(4/1/69)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	11.59%	11.42%	10.58%	10.58%	10.75%	10.75%	10.87%	10.77%	11.30%	11.68%

10 years	79.90	70.51	66.80	66.80	66.90	66.90	71.14	65.58	75.56	84.50
Annual average	6.05	5.48	5.25	5.25	5.26	5.26	5.52	5.17	5.79	6.32

5 years	–21.46	–25.58	–24.38	–25.82	–24.38	–24.38	–23.42	–25.90	–22.39	–20.50
Annual average	–4.72	–5.74	–5.44	–5.80	–5.43	–5.43	–5.20	–5.82	–4.94	–4.48

3 years	37.87	30.67	34.69	31.69	34.65	34.65	35.68	31.24	36.93	38.85
Annual average	11.30	9.33	10.44	9.61	10.43	10.43	10.71	9.48	11.04	11.56

1 year	5.50	–0.04	4.68	–0.32	4.70	3.70	4.97	1.53	5.22	5.71

6 months	7.11	1.47	6.73	1.73	6.71	5.70	6.82	3.32	6.97	7.22

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Voyager Fund from August 1, 2005, to January 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.59	$ 9.42	$ 9.42	$ 8.14	$ 6.87	$ 4.31

Ending value (after expenses)	$1,034.70	$1,030.80	$1,030.40	$1,031.50	$1,033.10	$1,035.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 1/31/06. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2006, use the calculation method below. To find the value of your investment on August 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 08/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.55	$ 9.35	$ 9.35	$ 8.08	$ 6.82	$ 4.28

Ending value (after expenses)	$1,019.71	$1,015.93	$1,015.93	$1,017.19	$1,018.45	$1,020.97

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 1/31/06. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Your fund's annualized
expense ratio	1.09%	1.84%	1.84%	1.59%	1.34%	0.84%

Average annualized expense
ratio for Lipper peer group*	1.35%	2.10%	2.10%	1.85%	1.60%	1.10%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 12/31/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons
Percentage of holdings that change every year

	2005	2004	2003	2002	2001
Putnam Voyager Fund	93%	46%	62%	91%	140%

Lipper Large-Cap Growth
Funds category average	106%	85%	93%	98%	94%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on July 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 12/31/05.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2005. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Large-Cap Growth Team. Robert Ginsberg and Kelly Morgan are Portfolio Leaders. The Portfolio Leaders coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Large-Cap Growth Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leaders

The table below shows how much the fund’s current Portfolio Leaders have invested in the fund (in dollar ranges). Information shown is as of January 31, 2006, and January 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Robert Ginsberg	2006		*

Portfolio Leader	N/A

Kelly Morgan	2006					*

Portfolio Leader	N/A

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 1/31/05.

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $4,400,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers assigned to the fund as of January 31, 2006, for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leaders

Robert Ginsberg is also a Portfolio Leader of Putnam Growth Opportunities Fund and a Portfolio Member of Putnam Discovery Growth Fund.

Kelly Morgan is also a Portfolio Leader of Putnam Growth Opportunities Fund and Putnam Research Fund.

Robert Ginsberg and Kelly Morgan may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leaders and Portfolio Members

During the year ended January 31, 2006, Robert Ginsberg and Kelly Morgan became Portfolio Leaders and Saba Malak became a Portfolio Member of your fund. These changes followed the departure of Portfolio Leader Brian O’Toole and Portfolio Member David Santos from your fund’s management team. Shortly after the end of the reporting period, Portfolio Member Saba Malak left the fund’s management team.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of January 31, 2006, and January 31, 2005.

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2006	*

Chief Technology Officer	2005	*

Joshua Brooks	2006					*

Deputy Head of Investments	N/A

William Connolly	2006	*

Head of Retail Management	N/A

Kevin Cronin	2006	*

Head of Investments	2005	*

Charles Haldeman, Jr.	2006			*

President and CEO	2005			*

Amrit Kanwal	2006					*

Chief Financial Officer	2005				*

Steven Krichmar	2006					*

Chief of Operations	2005					*

Francis McNamara, III	2006				*

General Counsel	2005				*

Richard Robie, III	2006	*

Chief Administrative Officer	2005	*

Edward Shadek	2006				*

Deputy Head of Investments	N/A

Sandra Whiston	2006	*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 1/31/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Lipper rankings are based on total return at net asset value and do not reflect sales charges. Funds are ranked among other funds with similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule then in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 10th percentile in management fees and in the 14th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with signifi-cant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Large-Cap Growth Funds) for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

75th	55th	62nd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three-, and five-year periods ended December 31, 2004, there were 652, 538, and 418 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004,

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Large-Cap Growth Funds category for the one-, five-, and ten-year periods ended December 31, 2005, were 52nd, 58th, and 63rd, respectively. Over the one-, five-, and ten-year periods ended December 31, 2005, the fund ranked 353rd out of 687, 275th out of 475, and 100th out of 158 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

The fund’s portfolio 1/31/06 (Unaudited)

COMMON STOCKS (100.5%)*

	Shares	Value

Aerospace and Defense (0.9%)
L-3 Communications Holdings, Inc. (S)	1,162,100	$94,153,342

Airlines (1.2%)
JetBlue Airways Corp. † (S)	4,242,350	55,320,244
Southwest Airlines Co.	3,839,100	63,191,586
		118,511,830

Banking (2.9%)
Commerce Bancorp, Inc. (S)	5,294,972	177,063,864
Wells Fargo & Co.	1,932,800	120,529,408
		297,593,272

Biotechnology (4.6%)
Amgen, Inc. †	3,017,400	219,938,286
Biogen Idec, Inc. †	1,491,200	66,731,200
Genentech, Inc. † (S)	1,347,600	115,785,792
MedImmune, Inc. †	1,838,800	62,739,856
		465,195,134

Broadcasting (0.7%)
XM Satellite Radio Holdings, Inc. Class A † (S)	2,602,500	68,133,450

Building Materials (0.5%)
Vulcan Materials Co.	767,200	55,146,336

Commercial and Consumer Services (6.6%)
eBay, Inc. †	5,271,300	227,193,030
Google, Inc. Class A †	441,010	191,067,583
Paychex, Inc.	1,834,500	66,684,075
Yahoo!, Inc. †	5,598,400	192,249,056
		677,193,744

Communications Equipment (5.9%)
Cisco Systems, Inc. †	15,453,800	286,977,066
Corning, Inc. †	4,640,100	112,986,435
F5 Networks, Inc. †	5,300	342,910
Juniper Networks, Inc. †	20,200	366,226
Qualcomm, Inc.	4,107,400	196,990,904
		597,663,541

Computers (6.8%)
Apple Computer, Inc. †	2,962,100	223,668,171
Dell, Inc. †	9,510,200	278,743,962
EMC Corp. †	14,265,100	191,152,340
Seagate Technology (Cayman Islands) †	33,100	863,248
		694,427,721

COMMON STOCKS (100.5%)* continued

	Shares	Value

Conglomerates (1.0%)
Danaher Corp.	1,773,200	$100,434,048

Consumer Finance (3.3%)
Capital One Financial Corp.	1,929,100	160,694,030
Countrywide Financial Corp.	5,186,500	173,436,560
		334,130,590

Consumer Goods (0.6%)
Procter & Gamble Co. (The)	1,069,000	63,316,870

Consumer Services (0.5%)
Getty Images, Inc. † (S)	633,900	51,757,935

Electronics (3.4%)
Agilent Technologies, Inc. †	11,500	389,965
Analog Devices, Inc.	13,100	520,987
Freescale Semiconductor, Inc. Class B †	1,457,100	36,791,775
Intel Corp.	4,346,100	92,441,547
Maxim Integrated Products, Inc. (S)	12,800	525,312
Microchip Technology, Inc. (S)	1,777,400	66,670,274
Micron Technology, Inc. †	28,000	411,040
Motorola, Inc.	52,300	1,187,733
Texas Instruments, Inc. (S)	5,055,800	147,781,034
		346,719,667

Financial (2.6%)
American Express Co.	3,434,000	180,113,300
Chicago Mercantile Exchange Holdings, Inc. (The) (S)	202,200	85,581,150
		265,694,450

Food (0.5%)
Wrigley (Wm.) Jr. Co.	758,930	48,541,163

Health Care Services (7.8%)
AmerisourceBergen Corp.	1,256,900	54,851,116
Cardinal Health, Inc.	1,863,700	134,260,948
Express Scripts, Inc. † (S)	824,600	75,277,734
HCA, Inc.	1,682,100	82,557,468
Medco Health Solutions, Inc. †	1,517,700	82,107,570
UnitedHealth Group, Inc.	3,972,500	236,045,950
WellPoint, Inc. †	1,656,400	127,211,520
		792,312,306

Homebuilding (2.0%)
Lennar Corp.	1,091,800	68,303,008
NVR, Inc. † (S)	170,200	135,181,350
		203,484,358

COMMON STOCKS (100.5%)* continued

	Shares	Value

Insurance (3.0%)
American International Group, Inc.	3,725,200	$243,851,592
Everest Re Group, Ltd. (Barbados)	699,300	67,587,345
		311,438,937

Investment Banking/Brokerage (1.9%)
Bear Stearns Cos., Inc. (The)	1,020,300	129,027,138
T. Rowe Price Group, Inc.	912,500	69,742,375
		198,769,513

Leisure (0.7%)
Brunswick Corp.	10,800	405,972
Harley-Davidson, Inc. (S)	1,313,100	70,290,243
		70,696,215

Lodging/Tourism (2.2%)
Las Vegas Sands Corp. † (S)	2,455,300	126,079,655
Royal Caribbean Cruises, Ltd.	2,351,600	96,180,440
		222,260,095

Machinery (2.6%)
Caterpillar, Inc. (S)	3,100,500	210,523,950
Parker-Hannifin Corp.	794,800	60,221,996
		270,745,946

Medical Technology (4.5%)
Becton, Dickinson and Co.	1,444,800	93,623,040
Guidant Corp.	546,800	40,244,480
Medtronic, Inc.	3,124,100	176,417,927
Nobel Biocare Holding AG (Switzerland)	286,454	64,864,262
St. Jude Medical, Inc. †	1,692,700	83,162,351
		458,312,060

Oil & Gas (3.3%)
Apache Corp.	1,222,700	92,350,531
Canadian Natural Resources, Ltd. (Canada)	1,021,600	63,339,200
Marathon Oil Corp. (S)	1,482,600	113,967,462
Valero Energy Corp.	1,047,800	65,414,154
		335,071,347

Pharmaceuticals (4.6%)
Barr Pharmaceuticals, Inc. †	949,400	62,261,652
Johnson & Johnson	6,322,600	363,802,402
Teva Pharmaceutical Industries, Ltd. ADR (Israel) (S)	942,000	40,157,460
		466,221,514

Power Producers (0.6%)
AES Corp. (The) †	3,363,000	57,305,520

COMMON STOCKS (100.5%)* continued

	Shares	Value

Publishing (1.4%)
McGraw-Hill Companies, Inc. (The)	2,836,400	$144,769,856
R. R. Donnelley & Sons Co.	20,000	652,000
		145,421,856

Restaurants (2.7%)
Starbucks Corp. †	4,077,200	129,247,240
Yum! Brands, Inc.	2,884,800	142,711,056
		271,958,296

Retail (10.8%)
Abercrombie & Fitch Co. Class A	1,232,500	81,825,675
Best Buy Co., Inc.	2,023,000	102,485,180
Coach, Inc. †	2,104,600	75,660,370
Costco Wholesale Corp.	1,360,900	67,895,301
CVS Corp.	7,800	216,528
Home Depot, Inc. (The)	5,849,100	237,181,005
Lowe’s Cos., Inc.	3,126,000	198,657,300
Michaels Stores, Inc.	1,521,900	51,181,497
Sears Holdings Corp. †	6,400	777,216
Staples, Inc.	9,320,900	220,998,539
Whole Foods Market, Inc.	916,900	67,731,403
		1,104,610,014

Schools (0.5%)
Apollo Group, Inc. Class A † (S)	949,800	52,875,366

Semiconductor (1.8%)
Applied Materials, Inc.	6,168,000	117,500,400
Lam Research Corp. †	1,348,800	62,624,784
		180,125,184

Software (3.7%)
Adobe Systems, Inc.	2,184,600	86,772,312
Autodesk, Inc.	1,924,500	78,115,455
McAfee, Inc. †	2,544,000	58,995,360
Microsoft Corp.	84,500	2,378,675
Oracle Corp. †	8,730,500	109,742,385
Red Hat, Inc. †	1,450,200	41,983,290
Symantec Corp. †	26,000	477,880
		378,465,357

Technology Services (1.6%)
Accenture, Ltd. Class A (Bermuda) (S)	1,928,900	60,818,217
Fair Isaac Corp.	872,100	38,651,472
Fiserv, Inc. †	1,438,300	63,256,434
VeriSign, Inc. †	8,800	209,000
		162,935,123

COMMON STOCKS (100.5%)* continued

	Shares	Value

Telecommunications (1.5%)
Comcast Corp. Class A (Special) †	2,555,583	$70,840,761
Sprint Nextel Corp.	3,443,800	78,828,582
		149,669,343

Tobacco (—%)
Altria Group, Inc.	17,600	1,273,184

Transportation Services (1.3%)
United Parcel Service, Inc. Class B	1,714,500	128,433,195

Total common stocks (cost $9,356,618,453)		$10,240,997,822

SHORT-TERM INVESTMENTS (4.3%)*

	Principal amount/shares	Value

Interest in $500,000,000 joint tri-party
repurchase agreement dated January 31, 2006
with UBS Securities, LLC due February 1, 2006
with respect to various U.S. Government
obligations — maturity value of $40,717,055 for
an effective yield of 4.47% (collateralized by
Fannie Mae securities with yields ranging from
4.00% to 10.00% and due dates ranging from
March 1, 2007 to February 1, 2036 and Freddie
Mac securities with yields ranging from 3.50%
to 12.00% and due dates ranging from
October 1, 2007 to February 1, 2036
valued at $510,002,396)	$ 40,712,000	$40,712,000
Interest in $450,000,000 joint tri-party
repurchase agreement dated January 31, 2006
with Bank of America, LLC due February 1, 2006
with respect to various U.S. Government
obligations — maturity value of $32,769,032 for
an effective yield of 4.43% (collateralized by
Fannie Mae securities with a yield of 5.50% and
due dates ranging from May 1, 2019 to February
1, 2035 and Freddie Mac securities with a yield
of 5.00% due December 1, 2035 valued
at $459,000,000)	32,765,000	32,765,000
Short-term investments held as collateral for
loaned securities with yields ranging from 4.33%
to 4.65% and due dates ranging from
February 1, 2006 to March 24, 2006 (d)	345,939,528	345,773,862
Putnam Prime Money Market Fund (e)	14,567,205	14,567,205

Total short-term investments (cost $433,818,067)		$433,818,067

TOTAL INVESTMENTS
Total investments (cost $9,790,436,520)		$10,674,815,889

* Percentages indicated are based on net assets of $10,186,597,786.

† Non-income-producing security.

(S) Securities on loan, in part or in entirety, at January 31, 2006.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 1/31/06 (Unaudited)

ASSETS
Investment in securities, at value, including $337,606,870 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $9,775,869,315)	$10,660,248,684
Affiliated issuers (identified cost $14,567,205) (Note 5)	14,567,205

Cash	746

Dividends, interest and other receivables	4,154,109

Receivable for shares of the fund sold	4,136,105

Receivable for securities sold	19,602,947

Total assets	10,702,709,796

LIABILITIES
Payable for securities purchased	90,596,506

Payable for shares of the fund repurchased	59,163,645

Payable for compensation of Manager (Notes 2 and 5)	13,502,176

Payable for investor servicing and custodian fees (Note 2)	2,023,171

Payable for Trustee compensation and expenses (Note 2)	1,088,435

Payable for administrative services (Note 2)	10,526

Payable for distribution fees (Note 2)	2,940,351

Collateral on securities loaned, at value (Note 1)	345,773,862

Other accrued expenses	1,013,338

Total liabilities	516,112,010

Net assets	$10,186,597,786

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$12,641,407,081

Distributions in excess of net investment income (Note 1)	(27,339,505)

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(3,311,849,159)

Net unrealized appreciation of investments	884,379,369

Total — Representing net assets applicable to capital shares outstanding	$10,186,597,786

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($6,718,023,291 divided by 381,079,018 shares)	$17.63

Offering price per class A share
(100/94.75 of $17.63)*	$18.61

Net asset value and offering price per class B share
($1,546,257,857 divided by 100,317,471 shares)**	$15.41

Net asset value and offering price per class C share
($87,873,787 divided by 5,192,057 shares)**	$16.92

Net asset value and redemption price per class M share
($77,514,621 divided by 4,668,611 shares)	$16.60

Offering price per class M share
(100/96.75 of $16.60)*	$17.16

Net asset value, offering price and redemption price per class R share
($1,690,517 divided by 96,467 shares)	$17.52

Net asset value, offering price and redemption price per class Y share
($1,755,237,713 divided by 96,479,008 shares)	$18.19

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 1/31/06 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $83,860)	$ 41,762,007

Interest (including interest income of $840,404
from investments in affiliated issuers) (Note 5)	1,211,579

Securities lending	419,798

Total investment income	43,393,384

EXPENSES
Compensation of Manager (Note 2)	27,363,364

Investor servicing fees (Note 2)	16,205,109

Custodian fees (Note 2)	204,167

Trustee compensation and expenses (Note 2)	178,200

Administrative services (Note 2)	58,850

Distribution fees — Class A (Note 2)	8,765,688

Distribution fees — Class B (Note 2)	8,485,014

Distribution fees — Class C (Note 2)	457,197

Distribution fees — Class M (Note 2)	324,558

Distribution fees — Class R (Note 2)	2,317

Non-recurring costs (Notes 2 and 6)	98,455

Costs assumed by Manager (Notes 2 and 6)	(98,455)

Fees waived and reimbursed by Manager (Note 5)	(30,004)

Other	1,405,852

Total expenses	63,420,312

Expense reduction (Note 2)	(2,048,228)

Net expenses	61,372,084

Net investment loss	(17,978,700)

Net realized gain on investments (Notes 1 and 3)	415,382,820

Net realized gain on swap contracts (Note 1)	12,313,745

Net realized gain on futures contracts (Note 1)	102,969

Net realized gain on foreign currency transactions (Note 1)	16,112

Net increase from payments by affiliates (Note 2)	21,403

Net unrealized depreciation of investments during the period	(67,794,350)

Net gain on investments	360,042,699

Net increase in net assets resulting from operations	$342,063,999

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	1/31/06*	7/31/05

Operations:
Net investment income (loss)	$ (17,978,700)	$58,144,516

Net realized gain on investments
and foreign currency transactions	427,837,049	1,048,994,380

Net unrealized appreciation (depreciation) of investments	(67,794,350)	456,181,683

Net increase in net assets resulting from operations	342,063,999	1,563,320,579

Distributions to shareholders: (Note 1)

From net investment income

Class A	(49,154,144)	—

Class M	(143,049)	—

Class R	(5,224)	—

Class Y	(18,061,382)	—

Redemption fees (Note 1)	6,017	34,015

Decrease from capital share transactions (Note 4)	(1,585,557,791)	(4,170,826,581)

Total decrease in net assets	(1,310,851,574)	(2,607,471,987)

NET ASSETS
Beginning of period	11,497,449,360	14,104,921,347

End of period (including distributions in excess of net
investment income of $27,339,505 and undistributed net
investment income of $58,002,994, respectively)	$10,186,597,786	$11,497,449,360
* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS A

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	1/31/06	7/31/05	7/31/04	7/31/03	7/31/02	7/31/01

Net asset value,
beginning of period	$17.16	$15.13	$14.45	$13.42	$19.53	$30.22

Investment operations:
Net investment income
(loss) (a)	(.02)(d)	.09(d,f,g)	(.01)(d)	.01	.03	.08

Net realized and unrealized
gain (loss) on investments	.62	1.94	.69	1.02	(5.35)	(8.17)

Total from
investment operations	.60	2.03	.68	1.03	(5.32)	(8.09)

Less distributions:
From net investment income	(.13)	—	—	—(e)	(.04)	(.01)

From net realized gain
on investments	—	—	—	—	(.75)	(2.59)

From return of capital	—	—	—	—(e)	—	—

Total distributions	(.13)	—	—	—(e)	(.79)	(2.60)

Redemption fees	—(e)	—(e)	—(e)	—	—	—

Net asset value,
end of period	$17.63	$17.16	$15.13	$14.45	$13.42	$19.53

Total return at
net asset value (%)(b)	3.47*	13.42(g)	4.71	7.68	(28.24)	(28.54)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$6,718,023	$7,410,811	$8,710,655	$11,909,405	$11,811,007	$17,683,446

Ratio of expenses to
average net assets (%)(c)	.55*(d)	1.08(d)	1.04(d)	1.02	.96	.88

Ratio of net investment income
(loss) to average net assets (%)	(.13)*(d)	.55(d,f,g)	(.04)(d)	.10	.21	.33

Portfolio turnover (%)	44.12*	93.29	45.73	62.09	91.27	140.30

* Not annualized.

** Unaudited.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended January 31, 2006, July 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a special dividend received by the fund which amounted to $0.08 per share and 0.51% of average net assets for class A shares.

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.08% of average net assets for class A shares (Note 6).

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS B

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	1/31/06	7/31/05	7/31/04	7/31/03	7/31/02	7/31/01

Net asset value,
beginning of period	$14.95	$13.28	$12.78	$11.96	$17.59	$27.68

Investment operations:
Net investment loss (a)	(.08)(d)	(.03)(d,f,g)	(.11)(d)	(.08)	(.08)	(.09)

Net realized and unrealized
gain (loss) on investments	.54	1.70	.61	.90	(4.80)	(7.40)

Total from
investment operations	.46	1.67	.50	.82	(4.88)	(7.49)

Less distributions:
From net investment income	—	—	—	—	—	(.01)

From net realized gain
on investments	—	—	—	—	(.75)	(2.59)

Total distributions	—	—	—	—	(.75)	(2.60)

Redemption fees	—(e)	—(e)	—(e)	—	—	—

Net asset value,
end of period	$15.41	$14.95	$13.28	$12.78	$11.96	$17.59

Total return at
net asset value (%)(b)	3.08*	12.58(g)	3.91	6.86	(28.82)	(29.02)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$1,546,258	$1,875,616	$2,343,329	$2,815,586	$3,406,811	$7,170,549

Ratio of expenses to
average net assets (%)(c)	.93*(d)	1.83(d)	1.79(d)	1.77	1.71	1.63

Ratio of net investment
loss to average net assets (%)	(.50)*(d)	(.19)(d,f,g)	(.80)(d)	(.65)	(.53)	(.42)

Portfolio turnover (%)	44.12*	93.29	45.73	62.09	91.27	140.30

* Not annualized.

** Unaudited.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2) .

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended January 31, 2006, July 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a special dividend received by the fund which amounted to $0.07 per share and 0.52% of average net assets for class B shares.

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.08% of average net assets for class B shares (Note 6).

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS C

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	1/31/06	7/31/05	7/31/04	7/31/03	7/31/02	7/31/01

Net asset value,
beginning of period	$16.42	$14.58	$14.03	$13.13	$19.23	$30.00

Investment operations:
Net investment loss (a)	(.08)(d)	(.03)(d,f,g)	(.12)(d)	(.08)	(.09)	(.09)

Net realized and unrealized
gain (loss) on investments	.58	1.87	.67	.98	(5.26)	(8.08)

Total from
investment operations	.50	1.84	.55	.90	(5.35)	(8.17)

Less distributions:
From net investment income	—	—	—	—	—	(.01)

From net realized gain
on investments	—	—	—	—	(.75)	(2.59)

Total distributions	—	—	—	—	(.75)	(2.60)

Redemption fees	—(e)	—(e)	—(e)	—	—	—

Net asset value,
end of period	$16.92	$16.42	$14.58	$14.03	$13.13	$19.23

Total return at
net asset value (%)(b)	3.04*	12.62(g)	3.92	6.85	(28.81)	(29.05)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$87,874	$96,509	$116,854	$157,925	$156,830	$244,232

Ratio of expenses to
average net assets (%)(c)	.93*(d)	1.83(d)	1.79(d)	1.77	1.71	1.63

Ratio of net investment loss
to average net assets (%)	(.50)*(d)	(.20)(d,f,g)	(.79)(d)	(.65)	(.54)	(.40)

Portfolio turnover (%)	44.12*	93.29	45.73	62.09	91.27	140.30

* Not annualized.

** Unaudited.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2) .

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended January 31, 2006, July 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a special dividend received by the fund which amounted to $0.08 per share and 0.52% of average net assets for class C shares.

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.08% of average net assets for class C shares (Note 6).

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS M

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	1/31/06	7/31/05	7/31/04	7/31/03	7/31/02	7/31/01

Net asset value,
beginning of period	$16.12	$14.28	$13.70	$12.79	$18.71	$29.20

Investment operations:
Net investment income
(loss) (a)	(.06)(d)	.01(d,f,g)	(.08)(d)	(.05)	(.05)	(.04)

Net realized and unrealized
gain (loss) on investments	.57	1.83	.66	.96	(5.12)	(7.85)

Total from
investment operations	.51	1.84	.58	.91	(5.17)	(7.89)

Less distributions:
From net investment income	(.03)	—	—	—	—	(.01)

From net realized gain
on investments	—	—	—	—	(.75)	(2.59)

Total distributions	(.03)	—	—	—	(.75)	(2.60)

Redemption fees	—(e)	—(e)	—(e)	—	—	—

Net asset value,
end of period	$16.60	$16.12	$14.28	$13.70	$12.79	$18.71

Total return at
net asset value (%)(b)	3.15*	12.89(g)	4.23	7.12	(28.64)	(28.87)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$77,515	$95,640	$125,904	$307,046	$317,614	$510,434

Ratio of expenses to
average net assets (%)(c)	.80*(d)	1.58(d)	1.54(d)	1.52	1.46	1.38

Ratio of net investment
income (loss) to average
net assets (%)	(.38)*(d)	.07(d,f,g)	(.54)(d)	(.40)	(.29)	(.17)

Portfolio turnover (%)	44.12*	93.29	45.73	62.09	91.27	140.30

* Not annualized.

** Unaudited.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2) .

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended January 31, 2006, July 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a special dividend received by the fund which amounted to $0.08 per share and 0.53% of average net assets for class M shares.

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.07% of average net assets for class M shares (Note 6).

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS R

PER-SHARE OPERATING PERFORMANCE

	Six months			Period
	ended**	Year ended	Year ended	1/21/03†-
	1/31/06	7/31/05	7/31/04	7/31/03

Net asset value,
beginning of period	$17.06	$15.08	$14.44	$12.98

Investment operations:
Net investment income (loss) (a)	(.04)(d)	.02(d,f,g)	(.05)(d)	(.01)

Net realized and unrealized
gain on investments	.61	1.96	.69	1.47

Total from
investment operations	.57	1.98	.64	1.46

Less distributions:
From net investment income	(.11)	—	—	—

Redemption fees	—(e)	—(e)	—(e)	—

Net asset value,
end of period	$17.52	$17.06	$15.08	$14.44

Total return at
net asset value (%)(b)	3.31*	13.13(g)	4.43	11.25*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$1,691	$734	$253	$13

Ratio of expenses to
average net assets (%)(c)	.68*(d)	1.33(d)	1.29(d)	.67*

Ratio of net investment income (loss)
to average net assets (%)	(.26)*(d)	.14(d,f,g)	(.34)(d)	(.08)*

Portfolio turnover (%)	44.12*	93.29	45.73	62.09

† Commencement of operations.

* Not annualized.

** Unaudited.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended January 31, 2006, July 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a special dividend received by the fund which amounted to $0.06 per share and 0.37% of average net assets for class R shares.

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.02 per share and 0.10% of average net assets for class R shares (Note 6).

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS Y

	Six months ended**			Year ended
	1/31/06	7/31/05	7/31/04	7/31/03	7/31/02	7/31/01

Net asset value,
beginning of period	$17.73	$15.59	$14.85	$13.80	$20.07	$30.89

Investment operations:
Net investment income (a)	—(d,e)	.13(d,f,g)	.03(d)	.05	.08	.14

Net realized and unrealized
gain (loss) on investments	.63	2.01	.71	1.04	(5.51)	(8.36)

Total from
investment operations	.63	2.14	.74	1.09	(5.43)	(8.22)

Less distributions:
From net investment income	(.17)	—	—	(.02)	(.09)	(.01)

From net realized gain
on investments	—	—	—	—	(.75)	(2.59)

From return of capital	—	—	—	(.02)	—	—

Total distributions	(.17)	—	—	(.04)	(.84)	(2.60)

Redemption fees	—(e)	—(e)	—(e)	—	—	—

Net asset value,
end of period	$18.19	$17.73	$15.59	$14.85	$13.80	$20.07

Total return at
net asset value (%)(b)	3.56*	13.73(g)	4.98	7.92	(28.08)	(28.33)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$1,755,238	$2,018,139	$2,807,926	$2,945,482	$2,568,208	$3,383,428

Ratio of expenses to
average net assets (%)(c)	.42*(d)	.83(d)	.79(d)	.77	.71	.63

Ratio of net investment income
to average net assets (%)	—*(d,h)	.80(d,f,g)	.20(d)	.34	.45	.58

Portfolio turnover (%)	44.12*	93.29	45.73	62.09	91.27	140.30

* Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2) .

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended January 31, 2006, July 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a special dividend received by the fund which amounted to $0.08 per share and 0.52% of average net assets for class Y shares.

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.07% of average net assets for class Y shares (Note 6).

(h) Amount represents less than 0.01% ..

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 1/31/06 (Unaudited)

Note 1: Significant accounting policies

Putnam Voyager Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests mainly in common stocks of U.S. companies, with a focus on growth stocks.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies, other Putnam funds and products, and certain college savings plans.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade, short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At January 31, 2006, the value of securities loaned amounted to $337,606,870. The fund received cash collateral of $345,773,862, which is pooled with collateral of other Putnam funds into 22 issues of high-grade, short-term investments.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2005, the fund had a capital loss carryover of $3,680,485,342 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on July 31, 2011.

The aggregate identified cost on a tax basis is $9,845,764,859, resulting in gross unrealized appreciation and depreciation of $1,126,981,616 and $297,930,586, respectively, or net unrealized appreciation of $829,051,030.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion and 0.37% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2006, to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended January 31, 2006, Putnam Management did not waive any of its management fee from the fund.

During the period ended January 31, 2006, Putnam Management voluntarily reimbursed the fund $21,403 for net realized losses incurred from the sale of investment securities that were purchased by the fund in error. The effect of the losses incurred and the reimbursal by Putnam Management of such losses had no impact on total return.

For the period ended January 31, 2006, Putnam Management has assumed $98,455 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended January 31, 2006, the fund incurred $16,409,276 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended January 31, 2006, the fund’s expenses were reduced by $2,048,228 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,158, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended January 31, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $107,791 and $1,344 from the sale of class A and class M shares, respectively, and received $1,144,539 and $3,579 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended January 31, 2006, Putnam Retail Management, acting as underwriter, received $1,763 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended January 31, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $4,699,978,504 and $6,199,345,628, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At January 31, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount
Six months ended 1/31/06:
Shares sold	24,144,853	$414,913,630

Shares issued
in connection
with reinvestment
of distributions	2,671,658	47,234,904

	26,816,511	462,148,534

Shares
repurchased	(77,596,575)	(1,333,354,766)

Net decrease	(50,780,064)	$(871,206,232)

Year ended 7/31/05:
Shares sold	46,967,854	$747,143,415

Shares issued
in connection
with reinvestment
of distributions	—	—

	46,967,854	747,143,415

Shares
repurchased	(190,886,987)	(3,042,009,496)

Net decrease	(143,919,133)	$ (2,294,866,081)

CLASS B	Shares	Amount
Six months ended 1/31/06:
Shares sold	2,409,513	$ 36,127,868

Shares issued
in connection
with reinvestment
of distributions	—	—

	2,409,513	36,127,868

Shares
repurchased	(27,517,575)	(410,551,269)

Net decrease	(25,108,062)	$ (374,423,401)

Year ended 7/31/05:
Shares sold	6,950,310	$ 96,457,720

Shares issued
in connection
with reinvestment
of distributions	—	—

	6,950,310	96,457,720

Shares
repurchased	(57,954,146)	(808,038,057)

Net decrease	(51,003,836)	$ (711,580,337)

CLASS C	Shares	Amount
Six months ended 1/31/06:
Shares sold	369,558	$ 6,075,354

Shares issued
in connection
with reinvestment
of distributions	—	—

	369,558	6,075,354

Shares
repurchased	(1,054,856)	(17,256,312)

Net decrease	(685,298)	$ (11,180,958)

Year ended 7/31/05:
Shares sold	688,436	$ 10,566,166

Shares issued
in connection
with reinvestment
of distributions	—	—

	688,436	10,566,166

Shares
repurchased	(2,823,173)	(43,159,131)

Net decrease	(2,134,737)	$ (32,592,965)

CLASS M	Shares	Amount
Six months ended 1/31/06:
Shares sold	207,181	$ 3,342,978

Shares issued
in connection
with reinvestment
of distributions	8,295	138,203

	215,476	3,481,181

Shares
repurchased	(1,481,458)	(23,935,892)

Net decrease	(1,265,982)	$ (20,454,711)

Year ended 7/31/05:
Shares sold	970,427	$ 14,491,627

Shares issued
in connection
with reinvestment
of distributions	—	—

	970,427	14,491,627

Shares
repurchased	(3,853,841)	(57,838,102)

Net decrease	(2,883,414)	$ (43,346,475)

CLASS R	Shares	Amount
Six months ended 1/31/06:
Shares sold	57,987	$ 1,010,852

Shares issued
in connection
with reinvestment
of distributions	297	5,224

	58,284	1,016,076

Shares
repurchased	(4,821)	(82,817)

Net increase	53,463	$933,259

Year ended 7/31/05:
Shares sold	38,411	$605,866

Shares issued
in connection
with reinvestment
of distributions	—	—

	38,411	605,866

Shares
repurchased	(12,182)	(197,303)

Net increase	26,229	$408,563

CLASS Y	Shares	Amount
Six months ended 1/31/06:
Shares sold	12,050,391	$212,941,177

Shares issued
in connection
with reinvestment
of distributions	990,207	18,061,382

	13,040,598	231,002,559

Shares
repurchased	(30,395,836)	(540,228,307)

Net decrease	(17,355,238)	$(309,225,748)

Year ended 7/31/05:
Shares sold	33,392,764	$550,835,206

Shares issued
in connection
with reinvestment
of distributions	—	—

	33,392,764	550,835,206

Shares
repurchased	(99,656,662)	(1,639,684,492)

Net decrease	(66,263,898)	$ (1,088,849,286)

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended January 31, 2006, management fees paid were reduced by $30,004 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $840,404 for the period ended January 31, 2006. During the period ended January 31, 2006, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $849,269,361 and $875,533,142, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Pursuant to a settlement with the Securities and Exchange Commission relating to Putnam Management’s brokerage allocation practices, on October 13, 2005 the fund received $9,590,469 in proceeds paid by Putnam Management. The fund had accrued a receivable for this amount in the prior fiscal year.

Putnam Investments has recorded a charge of $30 million for the estimated cost, excluding interest, that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. In March 2006, the fund recorded a receivable of $6,114,341 from Putnam Investments in connection with this matter. Review of the matter is ongoing and the amount received by the fund may be adjusted in the future. Such adjustment is not expected to be material.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Brokerage commissions (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Large-Cap Growth group for the year ended January 31, 2006. The other Putnam mutual funds in this group are Putnam Growth Opportunities Fund, Putnam VT Growth Opportunities Fund, and Putnam VT Voyager Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Growth group are (in descending order) Goldman Sachs, Citigroup Global Markets, Credit Suisse First Boston, Lehman Brothers, and Deutsche Bank Securities. Commissions paid to these firms together represented approximately 50% of the total brokerage commissions paid for the year ended January 31, 2006.

Commissions paid to the next 10 firms together represented approximately 33% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, CIBC World Markets, JP Morgan Clearing, Lazard Freres & Co., Merrill Lynch, Morgan Stanley Dean Witter, RBC Capital Markets, UBS Warburg, and Wachovia Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

The Putnam family of funds

The following is a complete list of Putnam’s open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Value funds
Discovery Growth Fund	Classic Equity Fund
Growth Opportunities Fund	Convertible Income-Growth Trust
Health Sciences Trust	Equity Income Fund
International New Opportunities Fund*	The George Putnam Fund of Boston
New Opportunities Fund	The Putnam Fund for Growth
OTC & Emerging Growth Fund	and Income
Small Cap Growth Fund	International Growth and Income Fund*
Vista Fund	Mid Cap Value Fund
Voyager Fund	New Value Fund
Small Cap Value Fund†

Blend funds	Income funds
Capital Appreciation Fund	American Government Income Fund
Capital Opportunities Fund	Diversified Income Trust
Europe Equity Fund*	Floating Rate Income Fund
Global Equity Fund*	Global Income Trust*
Global Natural Resources Fund*	High Yield Advantage Fund*†
International Capital	High Yield Trust*
Opportunities Fund*	Income Fund
International Equity Fund*	Limited Duration Government
Investors Fund	Income Fund‡
Research Fund	Money Market Fund§
Tax Smart Equity Fund®	U.S. Government Income Trust
Utilities Growth and Income Fund

* A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

† Closed to new investors.

‡ Formerly Putnam Intermediate U.S. Government Income Fund.

§ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds AMT-Free Insured Municipal Fund** Tax Exempt Income Fund Tax Exempt Money Market Fund§ Tax-Free High Yield Fund

State tax-free income funds: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds Income Strategies Fund

Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios: Asset Allocation: Balanced Portfolio Asset Allocation: Conservative Portfolio Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds

Putnam RetirementReady Funds — ten investment portfolios that offer diversifica-tion among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

** Formerly Putnam Tax-Free Insured Fund.

With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

Check your account balances and the most recent month-end performance at www.putnam.com.

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

*This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase, and certain funds have imposed a 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase.

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2006, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 2% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund (formerly Putnam Intermediate U.S. Government Income Fund) and Putnam Floating Rate Income Fund remains 3.25% .

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary
Trust Company

Legal Counsel
Ropes & Gray LLP

Trustees
John A. Hill, Chairman
Jameson Adkins Baxter,
Vice Chairman
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers
George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Senior Vice President, Staff
Counsel and Compliance Liaison

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk

Nancy T. Florek
Vice President, Assistant Clerk,
Assistant Treasurer and
Proxy Manager

This report is for the information of shareholders of Putnam Voyager Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Not FDIC Insured | May Lose Value | No Bank Guarantee

SA016 231695 3/06

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Voyager Fund

By (Signature and Title):

/s/Michael T. Healy Michael T. Healy Principal Accounting Officer

Date: March 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter Charles E. Porter Principal Executive Officer

Date: March 29, 2006

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 29, 2006